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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 22, 2002

QAD INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-22823 (Commission File Number)	77-0105228 (IRS Employer Identification No.)

6450 Via Real, Carpinteria, California 93013
(Address of principal executive offices)

Registrant's telephone number, including area code (805) 684-6614

ITEM 5. OTHER EVENTS

        Filed as an exhibit hereto is the registrant's press release, dated August 22, 2002, announcing 2003 fiscal second quarter results and guidance for the third quarter and fiscal year 2003.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)  Exhibits.

  99.1 Press release dated August 22, 2002.

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QAD INC. (Registrant)

Date: August 28, 2002	By	/s/ KATHLEEN M. FISHER Kathleen M. Fisher Chief Financial Officer (on behalf of the registrant and as Principal Financial Officer)

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  ITEM 5. OTHER EVENTS
  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
Signatures